SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 20, 1998


                               CHIC BY H.I.S, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                          1-11722                    13-3494627
(State or other                    (Commission                (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


   1372 Broadway
   New York, New York                                                   10018
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:       (212) 302-6400



                                 Not applicable
          (Former name or former address, if changed since last report)


                                     Page 1
                      This document consists of ___ pages.
           The exhibit index is contained on page 4 of this document.

Item 1.  Changes in Control of the Registrant.

                  On January 12, 1998, the Company received a letter from Herbert A. Denton of Providence Capital, Inc., notifying the Company of his intention to nominate 10 individuals for election to the Board of Directors at the 1998 Annual Meeting of Stockholders. On February 20, 1998, the Company announced that an agreement has been reached to reconstitute its Board of Directors to avert a contested election for directors. The following seven directors resigned from the current Board: Milan Danek, Hirsh Jacobson, Roland
L. Kimberlin, Robert F. Luehrs, Jesse S. Siegel, Rica Spector and Edward J. Walsh, Jr. The reconstituted Board, which will be effective on the tenth day after the Company has filed with the Securities and Exchange Commission and transmitted to its stockholders an information circular required under Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, which effective date is expected to occur on or about March 6, 1998, will initially consist of three incumbent directors, Burton M. Rosenberg, Richard K. Howe and Harvey Silverman, and four new directors, Arnold M. Amster, Herbert A. Denton, Daniel Rubin and Kenneth Zimmerman. The two remaining vacancies on the nine person Board will be filled by the unanimous consent of the directors.

                  The new directors collectively own 1,111,900 shares of the Common Stock of the Company (the "Common Stock") (constituting approximately 11.4% of the outstanding Common Stock) and the reconstituted Board collectively owns 1,538,260 shares of the Common Stock (constituting approximately 15.7% of the outstanding Common Stock).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release, dated February 20, 1998, announcing the agreement for a reconstituted Board of Directors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CHIC BY H.I.S, INC.


                                            By /s/ Burton M. Rosenberg
                                            --------------------------
                                            Burton M. Rosenberg
                                            Chairman and Chief Executive Officer

Dated:  February 24, 1998

                                  EXHIBIT INDEX


                                                             Sequentially
Exhibit                                                      Numbered
Number       Exhibit                                         Page
------       -------                                         ------------

99           Press Release, dated February 20, 1998,
             announcing the agreement for a
             reconstituted Board of Directors.